UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 31, 2022 (May 24, 2022)

ATLANTIC AMERICAN CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	0-3722	58-1027114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, N.E., Atlanta, Georgia	30319
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 266-5500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	AAME	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2022, shareholders of Atlantic American Corporation (the “Company”) approved the Atlantic American Corporation 2022 Equity and Incentive Compensation Plan (the “Plan”), which had previously been adopted by the Company’s Board of Directors subject to shareholder approval. The Plan is described in Proposal No. 4 in the Company’s definitive proxy statement on Schedule 14A for the Company’s Annual Meeting of Shareholders held on Tuesday, May 24, 2022 (the “Annual Meeting”), which was filed with the Securities and Exchange Commission on April 13, 2022.

The foregoing description of the Plan is a summary only and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on Tuesday, May 24, 2022, at which the following matters were submitted to a vote of the shareholders, with voting results as set forth below:

(a) A vote regarding the election of six (6) directors of the Company to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified:

Shares Voted
	For	Withhold	Broker Non-Vote

Hilton H. Howell, Jr.	16,683,174	897,538	1,099,989

Robin R. Howell	16,677,841	902,871	1,099,989

Mark E. Preisinger	17,170,687	410,025	1,099,989

Joseph M. Scheerer	17,143,475	437,237	1,099,989

Scott G. Thompson	16,655,157	925,555	1,099,989

D. Keehln Wheeler	17,170,982	409,730	1,099,989

(b) A vote regarding the ratification of the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

Shares Voted

For	Against	Abstain

18,590,813	80,205	9,683

(c) An advisory vote regarding the compensation of the Company’s named executive officers:

Shares Voted

For	Against	Abstain	Broker Non-Vote

17,022,663	550,480	7,569	1,099,989

(d) A vote regarding the approval of the Company’s 2022 Equity and Incentive Compensation Plan:

Shares Voted

For	Against	Abstain	Broker Non-Vote

16,733,381	839,302	8,029	1,099,989

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Atlantic American Corporation 2022 Equity and Incentive Compensation Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

	By:	/s/ J. Ross Franklin
J. Ross Franklin
Vice President, Chief Financial Officer and Secretary

Date: May 31, 2022